UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) April 21, 2023

Carnival Corporation	Carnival plc
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Republic of Panama	England and Wales
(State or other jurisdiction of incorporation)	(State or other jurisdiction of incorporation)

001-9610	001-15136
(Commission File Number)	(Commission File Number)

59-1562976	98-0357772
(IRS Employer Identification No.)	(IRS Employer Identification No.)

3655 N.W. 87th Avenue Miami, Florida 33178-2428 United States of America	Carnival House 100 Harbour Parade Southampton SO15 1ST United Kingdom
(Address of principal executive offices) (Zip Code)	(Address of principal executive offices) (Zip Code)

(305) 599-2600	011 44 23 8065 5000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

None	None
(Former name or former address, if changed since last report.)	(Former name, former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	CCL	New York Stock Exchange, Inc.
Ordinary Shares each represented by American Depository Shares ($1.66 par value) Special Voting Share, GBP 1.00 par value and Trust Shares of beneficial interest in the P&O Princess Special Voting Trust
	CUK	New York Stock Exchange, Inc.
1.000% Senior Notes due 2029	CUK29	New York Stock Exchange LLC

Indicate by check mark whether the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter).

Emerging growth companies ☐

If emerging growth companies, indicate by check mark if the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 – Submission of Matters to a Vote of Security Holders.

The annual meetings of shareholders of Carnival Corporation and Carnival plc were held on April 21, 2023 (the “Annual Meetings”). On all matters which came before the Annual Meetings, holders of Carnival Corporation common stock and Carnival plc ordinary shares were entitled to one vote for each share held. Proxies for 773,999,475 shares entitled to vote were received in connection with the Annual Meetings.

All of the nominees were elected at the Annual Meetings to serve as directors of Carnival Corporation and Carnival plc until the next annual meetings of shareholders. Carnival Corporation and Carnival plc’s shareholders also voted in favor of holding a non-binding advisory vote on executive compensation every year and approved all other proposals that were submitted at the Annual Meetings, as recommended by the Boards of Directors. The matters which were submitted to Carnival Corporation and Carnival plc’s shareholders for approval at the Annual Meetings and the tabulation of the final votes with respect to each such matter were as follows:

Director Elections.

	Proposal	For	Against		Abstain	Broker Non-Votes
1.	To re-elect Micky Arison as a director of Carnival Corporation and Carnival plc	511,982,137	24,543,367		2,312,552	235,161,369
2.	To re-elect Sir Jonathon Band as a director of Carnival Corporation and Carnival plc	511,087,373	25,348,539		2,402,194	235,161,369
3.	To re-elect Jason Glen Cahilly as a director of Carnival Corporation and Carnival plc	489,515,466	46,798,354		2,524,236	235,161,369
4.	To re-elect Helen Deeble as a director of Carnival Corporation and Carnival plc	489,354,560	47,034,786		2,448,700	235,161,369
5.	To re-elect Jeffrey J. Gearhart as a director of Carnival Corporation and Carnival plc	530,169,869	6,131,266		2,536,921	235,161,369
6.	To re-elect Katie Lahey as a director of Carnival Corporation and Carnival plc	526,934,548	9,443,536		2,459,992	235,161,369
7.	To elect Sara Mathew as a director of Carnival Corporation and Carnival plc	527,333,101	9,014,854		2,485,306	235,161,369
8.	To re-elect Stuart Subotnick as a director of Carnival Corporation and Carnival plc	504,284,238	32,012,471		2,541,347	235,161,369
9.	To re-elect Laura Weil as a director of Carnival Corporation and Carnival plc	470,827,506	65,487,245		2,523,305	235,161,369
10.	To elect Josh Weinstein as a director of Carnival Corporation and Carnival plc	522,893,974	13,458,989		2,485,093	235,161,369
11.	To re-elect Randall J. Weisenburger as a director of Carnival Corporation and Carnival plc	466,984,464	69,362,959		2,490,633	235,161,369
Other Matters.
12.	To hold a (non-binding) advisory vote to approve executive compensation.	444,957,517	74,964,294		18,916,245	235,161,369
	Proposal	1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
13.	To hold a (non-binding) advisory vote on how frequently shareholders should vote to approve compensation of the Named Executive Officers	529,487,448	1,322,160	2,433,603	1,963,565	235,161,369

	Proposal	For	Against	Abstain	Broker Non-Votes
14.	To hold a (non-binding) advisory vote to approve the Carnival plc Directors’ Remuneration Report (other than the part containing the Carnival plc Directors’ Remuneration Policy set out in Section B of Part II of the Carnival plc Directors’ Remuneration Report)	452,690,134	83,431,480	2,716,442	235,161,369
15.	To approve the Carnival plc Directors’ Remuneration Policy set out in Section B of Part II of the Carnival plc Directors’ Remuneration Report	510,280,823	9,221,491	19,335,742	235,161,369
16.	To re-appoint the UK firm of PricewaterhouseCoopers LLP as independent auditors for Carnival plc and to ratify the selection of the U.S. firm of PricewaterhouseCoopers LLP as the independent registered public accounting firm for Carnival Corporation	753,322,205	16,901,449	3,775,771	0
17.	To authorize the Audit Committee of Carnival plc to determine the remuneration of the independent auditors of Carnival plc	759,867,524	9,552,104	4,579,747	0
18.	To receive the accounts and reports of the Directors and auditors of Carnival plc for the year ended November 30, 2022	764,683,422	4,356,343	4,959,660	0
19.	To approve the giving of authority for the allotment of new shares by Carnival plc	728,322,710	39,604,791	6,071,924	0
20.	To approve the disapplication of pre-emption rights in relation to the allotment of new shares and sale of treasury shares by Carnival plc	744,940,988	21,298,296	7,760,141	0
21.	To approve a general authority for Carnival plc to buy back Carnival plc ordinary shares in the open market	754,409,989	14,470,770	5,118,666	0
22.	To approve the Amendment of the Carnival Corporation 2020 Stock Plan	520,600,573	15,299,618	2,937,864	235,161,369

In light of the voting results on Proposal 13 and in accordance with the recommendation of the Boards of Directors, Carnival Corporation and Carnival plc have determined to hold a non-binding advisory vote on executive compensation every year until the next required vote on the frequency of such vote.

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As reported above, at the Annual Meetings, Carnival Corporation and Carnival plc’s shareholders approved the amendment of the Carnival Corporation 2020 Stock Plan (the “2020 Plan”), which increased the number of shares authorized for issuance under the 2020 Plan by 21,650,000 shares. The amendment of the 2020 Plan is described in more detail in the Carnival Corporation and Carnival plc’s 2023 Definitive Proxy Statement, as filed with the Securities and Exchange Commission on February 28, 2023 (the “Proxy Statement”).

The foregoing description and the summary contained in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the amendment of the 2020 Plan, which is attached hereto as Exhibit 10.1.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1 Amendment of the Carnival Corporation 2020 Stock Plan.

104 Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARNIVAL CORPORATION		CARNIVAL PLC

By:	/s/ Enrique Miguez	By:	/s/ Enrique Miguez
Name:	Enrique Miguez	Name:	Enrique Miguez
Title:	General Counsel	Title:	General Counsel

Date:	April 26, 2023	Date:	April 26, 2023